COMCAST CORPORATION
                         1997 DEFERRED STOCK OPTION PLAN

               (As Amended and Restated, Effective June 21, 1999)

                 1.        ESTABLISHMENT OF PLAN

         COMCAST CORPORATION, a Pennsylvania corporation, hereby amends and restates the Comcast Corporation 1997 Deferred Stock Option Plan (the "Plan"), effective June 21, 1999. The Plan was initially adopted effective September 16, 1997. The Plan is unfunded and is maintained primarily for the purpose of providing a select group of management or highly compensated employees the opportunity to defer the receipt of Shares and corresponding recognition of compensation income upon the exercise of Options.

                 2.        DEFINITIONS

                 2.1 " A Stock" means the Company's Class A Common Stock, par value, $1.00, including a fractional share.

                 2.2 "Account" means the bookkeeping accounts established pursuant to Paragraph 5.1 and maintained by the Administrator in the names of the respective Participants, to which Deferred Stock Units, dividend equivalents and earnings on dividend equivalents shall be credited, and from which all amounts distributed under the Plan shall be debited.

                 2.3       "Active Participant"means:

                       2.3.1 Each Participant who is in active service as an Outside Director;

                       2.3.2 Each Participant who is actively employed by a Participating Company as an Eligible Employee; and

                       2.3.3 A Permitted Transferee of an individual described in Paragraph 2.3.1 or 2.3.2, if applicable.

                 2.4       "Administrator" means the Committee.

                 2.5 "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such


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Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                 2.6 "Annual Rate of Pay" means, as of any date, an employee's annualized base pay rate. An employee's Annual Rate of Pay shall not include sales commissions or other similar payments or awards.

                 2.7 "Board" means the Board of Directors of the Company, or the Executive Committee of the Board of Directors of the Company.

                 2.8 "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

                 2.9 "Comcast Option Plan or Plans" means the Comcast Corporation 1986 Non-Qualified Stock Option Plan, the Comcast Corporation 1987 Stock Option Plan, or the Comcast Corporation 1996 Stock Option Plan, or any other incentive or non-qualified stock option plan subsequently adopted by the Company or an Affiliate.

                 2.10 "Comcast Plan" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate, including, but not limited to this Plan, the Comcast Corporation 1990 Restricted Stock Plan and the Comcast Option Plans.

                 2.11 "Committee" means the Subcommittee on Performance Based Compensation of the Compensation Committee of the Board of Directors of the Company.

                 2.12 "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

                 2.13 "Date of Grant" means the date as of which an Option is granted.

                 2.14 "Deceased Participant" means:

                       2.14.1 A Participant whose employment, or, in the case of a Participant who was an Outside Director, a Participant whose service as an Outside Director, is terminated by death;



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                       2.14.2       A Participant who dies following termination
                                    of active service; or

                       2.14.3 A Permitted Transferee of an individual described in Paragraph 2.14.1 or 2.14.2, if applicable.

                 2.15 "Deferred Stock Units" mean the number of hypothetical Shares determined as the excess of (1) the number of Option Shares over (2) the number of Other Available Shares having a Fair Market Value as of the date of exercise of an Option equal to the exercise price for such Option Shares, as to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest provides to the Company evidence of ownership of sufficient Shares to pay the exercise price for such Option Shares; provided, however, that if the Option is for A Stock, the Deferred Stock Units shall be credited to the Participant's Account as Deferred A Stock Units, and if the Option is for K Stock, the Deferred Stock Units shall be credited to the Participant's Account as Deferred K Stock Units.

                 2.16      "Disabled Participant" means:

                       2.16.1 A Participant whose employment or, in the case of a Participant who is an Outside Director, a Participant whose service as an Outside Director, is terminated by reason of disability;

                       2.16.2 A Participant who becomes disabled (as determined by the Committee) following termination of active service;

                       2.16.3 The duly-appointed legal guardian of an individual described in Paragraph 2.16.1 or
                                    2.16.2 acting on behalf of such individual;
                                    or

                       2.16.4 A Permitted Transferee of an individual described in Paragraph 2.16.1 or 2.16.2, if applicable.

                 2.17 "Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted
Transferee:

                       2.17.1 Elects, within the time or times specified in Article 3, to defer the receipt of Shares pursuant to the exercise of all or part of an Option; and

                       2.17.2 Designates the time that such Shares and any dividend equivalents shall be distributed.



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                 2.18      "Eligible Employee" means:

                       2.18.1 Each employee of a Participating Company whose Annual Rate of Pay is $125,000 or more as of both (1) the date on which an Election is filed with the Administrator and (2) the first day of the Plan Year in which such Election is filed;

                       2.18.2 Each employee of a Participating Company who has a title at or above the level of vice president, whose Annual Rate of Pay is $100,000 or more as of both (1) the date on which an Election is filed with the Administrator and (2) the first day of the Plan Year in which such Election is filed;

                       2.18.3       Each New Key Employee; and

                       2.18.4 Each other employee of a Participating Company who is designated by the Committee, in its discretion, as an Eligible Employee.

                 2.19      "Fair Market Value."

                       2.19.1 If Shares are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed on the last trading day prior to the date of determination.

                       2.19.2 If Shares are not so listed, but trades of Shares are reported on the Nasdaq National Market, the last quoted sale price of a share on the Nasdaq National Market on the last trading day prior to the date of determination.

                       2.19.3 If Shares are not so listed nor trades of Shares so reported, Fair Market Value shall be determined by the Committee in good faith.

                 2.20 "Former Eligible Employee" means an individual who has ceased to be actively employed by a Participating Company for any reason but who, immediately preceding his termination of employment, was an Eligible Employee.

                 2.21 "Former Outside Director" means an individual who has ceased to be a member of the Board, or the board of directors of Jones Intercable, Inc., as applicable, but who, immediately preceding his cessation of service as a member of such board of directors, was an Outside Director.



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                 2.22 "Immediate Family" means an Outside Director's, Former
Outside Director's, Eligible Employee's or Former Eligible Employee's spouse and lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.

                 2.23 "K Stock" means the Company's Class A Special Common Stock, par value, $1.00, including a fractional share.

                 2.24      "New Key Employee" means:

                       2.24.1 Each employee of a Participating Company hired on or after the effective date of the Plan whose Annual Rate of Pay on his date of hire is $125,000 or more;

                       2.24.2 Each employee of a Participating Company hired on or after June 21, 1999 who has a title at or above the level of vice president and whose Annual Rate of Pay on his date of hire is $100,000 or more; and

                       2.24.3 Each employee of a Participating Company who first becomes an Eligible Employee as a result of the amendment of the Plan effective June 21, 1999.

                 2.25      "Normal Retirement" means:

                           2.25.1 For a Participant who is an employee of a Participating Company immediately preceding his termination of employment, a termination of employment that is treated by the Participating Company as a retirement under its employment policies and practices as in effect from time to time; and

                           2.25.2 For a Participant who is an Outside Director immediately preceding his termination of service, his normal retirement from the Board or the board of directors of Jones Intercable, Inc., as applicable.

                 2.26      "Other Available Shares" means, as of any date, the
                            excess, if any of:

                           2.26.1 The total number of Shares owned by a Person; over

                           2.26.2   The sum of:

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                                    2.26.2.1 The number of Shares owned by such
                                             Person for less than six months;
                                             plus

                                    2.26.2.2 The number of Shares owned by such
                                             Person that has, within the
                                             preceding six months, been the
                                             subject of a withholding
                                             certification under any Comcast
                                             Plan; plus

                                    2.26.2.3 The number of Shares owned by such
                                             Person that has, within the
                                             preceding six months, been received
                                             in exchange for Shares surrendered
                                             as payment, in full or in part, of
                                             the exercise price for an option to
                                             purchase any securities of the
                                             Company or an Affiliate under any
                                             Comcast Plan, but only to the
                                             extent of the number of Shares
                                             surrendered; plus

                                    2.26.2.4 The number of Shares owned by such
                                             Person as to which evidence of
                                             ownership has, within the preceding
                                             six months, been provided to the
                                             Company in connection with the
                                             crediting of Deferred Stock Units
                                             to such Person's Account.

For purposes of this Paragraph 2.26, a Share that is subject to a deferral election pursuant to this Plan or another Comcast Plan shall not be treated as owned by a Person until all conditions to the delivery of such Share have lapsed. The number of Other Available Shares shall be determined separately for Shares of A Stock and Shares of K Stock.

                 2.27 "Option" means a non-qualified stock option to purchase Shares granted pursuant to a Comcast Option Plan; provided that each Option with a different Date of Grant shall be considered a separate Option.

                 2.28 "Option Shares" mean the Shares that are subject to the portion of an Option as to which an Election is in effect, as adjusted to reflect a Share Withholding Election.

                 2.29 "Outside Director" means a member of the Board, or a member of the board of directors of Jones Intercable, Inc., who is not an employee of a Participating Company.

                 2.30 "Parent Company" means all corporations that, at the time in question, are parent corporations of the Company within the meaning of section 424(e) of the Code.

                 2.31 "Participant" means each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee that

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has made an Election and that has an undistributed amount credited to an Account under the Plan.

                 2.32 "Participating Company" means the Company and each of the Parent Companies and Subsidiary Companies.

                 2.33 "Permitted Transferee" means a member of the Immediate Family of an Outside Director, Former Outside Director, Eligible Employee or Former Eligible Employee to whom the right to exercise an Option has been transferred pursuant to a Comcast Option Plan.

                 2.34 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

                 2.35 "Plan" means the Comcast Corporation 1997 Deferred Stock Option Plan, as set forth herein, and as may be amended from time to time.

                 2.36 "Plan Year" means the calendar year.

                 2.37 "Prime Rate" means the annual rate of interest identified by PNC Bank as its prime rate as of the first day of each calendar year.

                 2.38 "Retired Participant" means a Participant who has terminated employment pursuant to a Normal Retirement.

                 2.39 "Roberts Family." Each of the following is a member of the Roberts Family:

                         2.39.1 Brian L. Roberts;

                         2.39.2 A lineal descendant of Brian L. Roberts; or

                         2.39.3 A trust established for the benefit of any of
                                Brian L. Roberts and/or a lineal descendant or descendants of Brian L. Roberts.

                  2.40 "Share" or "Shares" means for all purposes of the Plan, a share or shares of A Stock or K Stock, or such other securities issued by the Company as may be subject to adjustment in the event that Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Company. In such event, the Committee shall make appropriate equitable anti-dilution adjustments to the number and class of Deferred Stock Units credited to Participants' Accounts. The Committee's adjustment shall be effective and binding for all purposes of the Plan.

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                 2.41 "Share Withholding Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with the rules applicable to the filing of Elections under Article 3, pursuant to which an Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee elects to have the number of Shares deferred pursuant to the exercise of all or part of an Option and credited under the Plan as Deferred Stock Units adjusted so that Deferred Stock Units that would, but for a Share Withholding Election, be credited to an Account under the Plan, shall be deemed distributed pursuant to the Plan to satisfy applicable withholding tax liabilities, as described in Paragraph 10.2. With respect to Options that become subject to an Election after June 21, 1999, a Share Withholding Election must be filed not later than the applicable deadline for filing an Election under
Article 3. With respect to Options that are subject to an Election on June 21, 1999, a Share Withholding Election must be filed on or before February 26, 1999.

                 2.42      "Subsidiary Companies" means:

                       2.42.1 all corporations that, at the time in question, are subsidiary corporations of the Company within the meaning of section 424(f) of the Code; and

                       2.42.2 Jones Intercable, Inc. and all corporations that, at the time in question, are subsidiary corporations of Jones Intercable, Inc. within the meaning of section 424(f) of the Code.

                 2.43 "Successor-in-Interest" means the estate or beneficiary of a deceased Former Outside Director, a deceased Former Eligible Employee or another deceased Participant, to whom the right to exercise an Option or the right to payment under the Plan shall have passed, as applicable.

                 2.44     "Terminating Event" means any of the following events:

                       2.44.1       The liquidation of the Company; or

                       2.44.2       A Change of Control.

                 2.45 "Third Party" means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

                 3.        DEFERRAL ELECTIONS

                 3.1 Elections. Each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest and Permitted Transferee who is the grantee or transferee of an Option, shall have the right to make an Election to defer the receipt of

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Shares upon exercise of all or part of such Option by filing an Election at the time and in the manner described in this Article 3.

                 3.2 Filing of Elections. An Election to defer the receipt of Shares upon exercise of all or part of an Option shall be made on the form provided by the Administrator for this purpose. No such Election shall be effective unless it is filed with the Administrator on or before the date that is both (i) six (6) months prior to the exercise of such Option and (ii) in the calendar year preceding the calendar year in which such Option is exercised, provided that an Election filed with the Administrator on or before December 31, 1997 shall be effective with respect to the exercise of any Option after December 31, 1997.

                 3.3 Options to which Elections May Apply. A separate Election may be made for each Option, or a portion of such Option, with respect to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee desires to defer receipt of Shares upon exercise of all or a portion of such Option, but the failure of such a Person to make an Election with respect to an Option shall not affect such Person's right to make an Election for any other Option.

                 3.4       Election of Distribution Date.

                           3.4.1 Each Participant who elects to defer the receipt of Shares shall, on the Election, also elect the distribution date for such Shares; provided, however, that, subject to acceleration pursuant to Paragraph 3.4.3, Paragraph 3.4.4 or Paragraph 3.5, no distribution may be made earlier than January 2nd of the third calendar year beginning after the date of the Election nor later than January 2nd of the eleventh calendar year beginning after the date of the Election. The designation of the time for distribution of benefits under the Plan may vary with each separate Election. Subject to acceleration pursuant to Paragraph 3.4.3, Paragraph 3.4.4 or Paragraph 3.5, no distribution of the amounts deferred by a Participant for any Plan Year shall be made before the distribution date designated by the Participant on the most recently filed Election with respect to such deferred amounts.

                           3.4.2 Each Active Participant who has previously elected to receive a distribution of part or all of his or her Account, or who, pursuant to this Paragraph 3.4.2 has elected to defer the distribution date for Shares for an additional period from the originally-elected distribution date, may elect to defer the time of payment of such amount for a minimum of two and a maximum of ten additional years from the previously-elected distribution date, by filing an Election with the Administrator on or before the close of business

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                                    on June 30 of the Plan Year preceding the
                                    Plan Year in which the distribution would otherwise be made.

                        3.4.3       A Deceased Participant's
                                    Successor-in-Interest or the Permitted
                                    Transferee of a Deceased Participant, if applicable, may elect to:

                                    3.4.3.1 Defer the time of payment of the
                                            Deceased Participant's Account for a
                                            minimum of two additional years from
                                            the date payment would otherwise be
                                            made (provided that if an Election
                                            is made pursuant to this Paragraph
                                            3.4.3.1, the Deceased Participant's
                                            Account shall be distributed in full
                                            on or before the fifth anniversary
                                            of the Deceased Participant's
                                            death); or

                                    3.4.3.2 Accelerate the time of payment of
                                            such amount from the date payment
                                            would otherwise be made to January
                                            2nd of the calendar year beginning
                                            after the Deceased Participant's
                                            death.

                                    An Election pursuant to this Paragraph 3.4.3 must be filed with the Administrator on or before the close of business on (i) the June 30 following the Participant's death on or before May 1 of a calendar year, (ii) the 60th day following the Participant's death after May 1 and before November 2 of a calendar year or (iii) the December 31 following the Participant's death after November 1 of a calendar year. One and only one Election shall be permitted pursuant to this Paragraph 3.4.3 with respect to a Deceased Participant's Account.

                           3.4.4 A Disabled Participant, or the Permitted Transferee of a Disabled Participant, if applicable, may elect to accelerate the time of payment of the Disabled Participant's Account from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Participant became disabled. An Election pursuant to this Paragraph 3.4.4 must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant on or before May 1 of a calendar year, (ii) the 60th day following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after May 1 and before November 2 of a calendar year or (iii) the December 31 following the date the Participant becomes a Disabled Participant if the

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                                    Participant becomes a Disabled Participant
                                    after November 1 of a calendar year.

                           3.4.5 A Retired Participant, or the Permitted Transferee of a Retired

                                    Participant, if applicable, may elect to defer the time of payment of the Retired Participant's Account for a minimum of two additional years from the date payment would otherwise be made (provided that if an Election is made pursuant to this Paragraph 3.4.5, the Retired Participant's Account shall be distributed in full on or before the fifth anniversary of the Retired Participant's Normal Retirement). An Election pursuant to this Paragraph 3.4.5 must be filed with the Administrator on or before the close of business on the later of
                                    (i) the June 30 following the Participant's
                                    Normal Retirement on or before May 1 of a calendar year, (ii) the 60th day following the Participant's Normal Retirement after May 1 and before November 2 of a calendar year or (iii) the December 31 following the Participant's Normal Retirement after November 1 of a calendar year.

                 3.5 Effect of Terminating Event. The Company shall give Participants at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Company may, in its discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Election, upon the consummation of a Terminating Event, the Account balance of each Participant shall be distributed in full and any outstanding Elections shall be revoked.

                 4.        FORM OF DISTRIBUTION

                 4.1 Form of Distribution. Deferred Stock Units credited to an Account shall be distributed in the form of shares of A Stock and/or K Stock, as applicable. Dividend equivalents shall be distributed in a lump sum in cash.

                 5.        BOOK ACCOUNTS

                 5.1 Account. An Account shall be established for each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee when such Person becomes a Participant. Deferred Stock Units shall be credited to the Account as of the date of exercise of an Option as to which an Election is in effect.

                 5.2 Crediting of Dividend Equivalents. The Account of each Participant shall be credited with dividend equivalents at the same rate per Deferred Stock Unit as are actually

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paid per Share. Earnings shall be credited with respect to dividend equivalents credited to Accounts and credited with interest annually at the Prime Rate.

                 5.3 Status of Deferred Amounts. Regardless of whether or not the Company is a Participant's employer, all Deferred Stock Units and dividend equivalents under this Plan shall continue for all purposes to be a part of the general funds of the Company.

                 5.4 Participants' Status as General Creditors. Regardless of whether or not the Company is a Participant's employer, an Account shall at all times represent the general obligation of the Company. The Participant shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to his or her Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

                 6. NON-ASSIGNABILITY, ETC.

                 6.1 Non-assignability. The right of each Participant in or to any Account, benefit or payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant; and no Account, benefit or payment shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

                 6.2 Designation of Beneficiaries. Each Participant shall have the right to designate one or more beneficiaries to receive distributions in the event of the Participant's death by filing with the Administrator a beneficiary designation on the form provided by the Administrator for such purpose. The designation of beneficiary or beneficiaries may be changed by a Participant at any time prior to his or her death by the delivery to the Administrator of a new beneficiary designation form. If no beneficiary shall have been designated, or if no designated beneficiary shall survive the Participant, the Participant's estate shall be deemed to be the beneficiary.

                 7.        INTERPRETATION

                 7.1 Authority of Committee. The Committee shall have full and exclusive authority to construe, interpret and administer this Plan and the Committee's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

                 7.2 Claims Procedure. The Committee shall administer a reasonable claims procedure with respect to the Plan in accordance with Department of Labor Regulation section 2560.503-1, or any successor provision.

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                  8.       AMENDMENT OR TERMINATION

                 8.1 Amendment or Termination. The Company, by action of the Board or by action of the Committee, reserves the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, reserves the right to terminate this Plan at any time.

                 9.        MISCELLANEOUS PROVISIONS

                 9.1 No Right to Continued Employment. Nothing contained herein shall be construed as conferring upon any Participant the right to remain in the employment of a Participating Company as an executive or in any other capacity.

                 9.2 Governing Law. This Plan shall be interpreted under the laws of the Commonwealth of Pennsylvania.

                 9.3 Expiration of Options. Notwithstanding any provision of the Plan or an Election, no Election shall be effective with respect to an Option that has expired. In addition, no provision of the Plan or an Election shall be construed to extend the expiration date of any Option.

                10.        WITHHOLDING OF TAXES ON EXERCISE OF OPTION

                10.1 In General. Whenever the Company proposes or is required to credit Deferred Stock Units to an Account in connection with the exercise of an Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the date on which Deferred Stock Units shall be deemed credited to the Account, or take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to credit Deferred Stock Units to an Account on the exercise of an Option subject to an Election shall be conditioned on the optionee's compliance, to the Company's satisfaction, with any withholding requirement. Except as otherwise provided in Paragraph 10.2, the Company shall satisfy all applicable withholding tax requirements by withholding tax from other compensation payable by the Company to the optionee, or by the optionee's delivery of cash or other property acceptable to the Company having a value equal to the applicable withholding tax.

                10.2 Share Withholding Election. With respect to any Option subject to an Election, an Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee may elect to have the number of Option Shares determined such that Shares subject to such Option are withheld by the Company to the extent necessary to satisfy any withholding tax liabilities incurred in connection with the exercise of such Option. The number of Shares subject to an Option to be withheld pursuant to such a Share Withholding Election shall have a Fair Market Value approximately equal to the sum of (i) the minimum amount of withholding taxes

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

required to be withheld by the Company under applicable law, plus (ii) either
(a) the minimum amount of withholding taxes arising because of the recognition of income (and consequent non- deferral of income) with respect to such withheld Shares or (b) the amount of withholding taxes arising because of the recognition of income (and consequent non-deferral of income) with respect to such withheld Shares, calculated at the highest applicable marginal tax rates; as indicated on the Share Withholding Election. Notwithstanding any other provision of the Plan or the terms of any Election, the number of Deferred Stock Units credited to Participants' Accounts shall be adjusted appropriately to reflect the withholding of Shares pursuant to such Share Withholding Elections.

                11.        EFFECTIVE DATE

                   The effective date of the Plan this amendment and restatement of the Plan shall be June 21, 1999.

         IN WITNESS WHEREOF, COMCAST CORPORATION has caused this Plan to be executed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, as of the 21st day of June, 1999.

                              COMCAST CORPORATION




                             BY: /s/ Stanley Wang



                             ATTEST: /s/ Arthur Block



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